Exhibit 99.1

Contact:	Doug Guarino	Director of Corporate Relations	781-647-3900
	Jon Russell	Vice President of Finance

ALERE INC. ANNOUNCES

FOURTH QUARTER 2013 RESULTS

WALTHAM, MA…February 6, 2014…Alere Inc. (NYSE: ALR), a global leader in enabling individuals to take charge of their health at home through the merger of rapid diagnostics and health information solutions, today announced its financial results for the quarter ended December 31, 2013.

Ron Zwanziger, Chairman, Chief Executive Officer and President of Alere said, “Our strong fourth quarter results complete a very successful year for Alere. Our focus on organic growth, expense control and value creation for our shareholders positions us well for continued improvements in 2014 and beyond.”

Financial results for the fourth quarter of 2013:

•	Net revenue of $772.3 million for the fourth quarter of 2013, compared to $755.8 million for the fourth quarter of 2012. Non-GAAP adjusted net revenue was $772.8 million for the fourth quarter of 2013, compared to $756.5 million for the fourth quarter of 2012.

•	Net loss of $9.1 million attributable to common stockholders of Alere Inc., and respective net loss per diluted common share of $0.11, for the fourth quarter of 2013, compared to net loss of $68.0 million attributable to common stockholders of Alere Inc., and respective net loss per diluted common share of $0.84, for the fourth quarter of 2012.

•	Non-GAAP adjusted net income per diluted common share of $0.68 for the fourth quarter of 2013, compared to non-GAAP adjusted net income per diluted common share of $0.55 for the fourth quarter of 2012.

•	Net product and services revenue from our Professional Diagnostics segment was $600.7 million in the fourth quarter of 2013, compared to net product and services revenue of $584.1 million in the fourth quarter of 2012. Non-GAAP adjusted net product and services revenue from our Professional Diagnostics segment was $601.1 million in the fourth quarter of 2013, compared to non-GAAP adjusted net product and services revenue of $584.9 million in the fourth quarter of 2012. Recent professional diagnostics acquisitions contributed $27.2 million of incremental net revenue compared to the fourth quarter of 2012, offset by a reduction in revenue of $6.3 million related to dispositions in the quarter.

•	North American influenza sales decreased to $20.9 million for the fourth quarter of 2013, from $23.0 million for the fourth quarter of 2012.

•	Excluding the impact of the change in North American influenza revenues and the impact on revenues from the reduction in our U.S. meter-based Triage product sales, currency adjusted organic growth in our Professional Diagnostics segment was 2.0%. This growth rate was adversely impacted by the change in reimbursement rates which became effective on July 1, 2013 for our U.S. mail order diabetes business. Excluding revenues from our U.S. mail order diabetes business and considering the flu and Triage adjustments, the currency adjusted organic growth rate for the quarter was 5.2% for the remainder of our Professional Diagnostics segment.

•	Net product and services revenue from our Health Information Solutions segment was $130.0 million in the fourth quarter of 2013, compared to $131.0 million in the fourth quarter of 2012 and $134.2 million in the third quarter of 2013.

•	Included in royalty revenues in the fourth quarter of 2013 was $8.5 million associated with the license of certain of our molecular intellectual property, compared with $11.0 million during the fourth quarter of 2012.

•	Included in interest and other income (expense), is an incremental provision of $4.5 million to reflect an estimate of the settlement or litigation costs, which we may incur associated with an ongoing dispute with a customer in our U.S. toxicology business during the fourth quarter of 2013, and a charge of a $3.9 million associated with the settlement of a prior year dispute with a former distributor during the fourth quarter of 2012.

The Company’s GAAP results for the fourth quarter of 2013 exclude $0.5 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $81.4 million, $7.8 million of restructuring charges, $6.7 million of stock-based compensation expense, $1.3 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $6.1 million of costs associated with potential business dispositions, $0.4 million of interest expense recorded in connection with fees paid for certain debt modifications, $0.8 million in compensation charges and $0.1 million of related interest accretion associated with acquisition-related contingent consideration obligations, a $0.6 million charge associated with the write-up to fair market value of inventory acquired in connection with the acquisition of Epocal Inc., $0.1 million of costs associated with the proxy contest, offset by an $0.8 million reduction in the loss on disposition of our Spinreact, S.A. subsidiary located in Spain, and $1.0 million of income recorded for fair value adjustments to acquisition-related contingent consideration. The Company’s GAAP results for the fourth quarter of 2012 exclude $0.8 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $105.1 million, $10.3 million of restructuring charges, $3.8 million of stock-based compensation expense, $3.6 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $10.2 million of expense recorded for fair value adjustments to acquisition-related contingent consideration, $1.0 million of interest expense recorded in connection with fees paid for certain debt modifications, and $23.2 million of expense associated with the extinguishment of debt. These amounts, net of tax, have been excluded from the non-GAAP adjusted net income per diluted common share attributable to Alere Inc. for the respective quarters.

Detailed reconciliations of the non-GAAP financial measures presented in this release to the most directly comparable financial measures under GAAP, as well as a discussion regarding these non-GAAP financial measures, are included in the schedules to this press release.

The Company will host a conference call beginning at 8:30 a.m. (Eastern Time) today, February 6, 2014, to discuss these results, as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute material information that has not been previously disclosed.

The conference call may be accessed by dialing (877) 270-2148 (domestic) or (412) 902-6510 (international) and asking for Alere Inc. A webcast of the call can also be accessed via the Alere website at http://www.alere.com/us/en/about/investor-relations/events.html, or directly through the following link: http://www.videonewswire.com/event.asp?id=97913.

A replay of the call will be available approximately one hour after the conclusion of the call and will remain available for a period of seven days following the call. The replay may be accessed by dialing (877) 344-7529 (domestic) or (412) 317-0088 (international) and entering replay code 10040461. The replay will also be available via online webcast at http://www.videonewswire.com/event.asp?id=97913 or via the Alere website at http://www.alere.com/us/en/about/investor-relations/events.html for a period of 60 days following the call.

Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the Alere website (http://www.alere.com/us/en/about/investor-relations/events.html) under the Earnings Calls and Releases section shortly before the conference call begins and will continue to be available on this website.

For more information about Alere, please visit our web site at http://www.alere.com.

By developing new capabilities in near-patient diagnosis, monitoring and health information solutions, Alere enables individuals to take charge of improving their health and quality of life at home. Alere’s global leading products and services, as well as its new product development efforts, focus on cardiology, infectious disease, toxicology and diabetes. Alere is headquartered in Waltham, Massachusetts.

Source: Alere Inc.

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended December 31,
	2013	2012

Net product sales and services revenue	$758,210	$738,520
License and royalty revenue	14,116	17,243

Net revenue	772,326	755,763
Cost of net revenue	387,977	381,895

Gross profit	384,349	373,868
Gross margin	50%	49%

Operating expenses:
Research and development	38,350	62,992
Selling, general and administrative	307,200	309,888
Loss (adjustment) on disposition	(761)	—

Operating income	39,560	988
Interest and other income (expense), net	(57,236)	(84,054)

Loss before benefit for income taxes	(17,676)	(83,066)
Benefit for income taxes	(10,159)	(17,698)

Loss before equity earnings of unconsolidated entities, net of tax	(7,517)	(65,368)
Equity earnings of unconsolidated entities, net of tax	4,205	2,828

Net loss	(3,312)	(62,540)
Less: Net income attributable to non-controlling interests	375	138

Net loss attributable to Alere Inc. and Subsidiaries	(3,687)	(62,678)

Preferred stock dividends	(5,367)	(5,353)

Net loss available to common stockholders	$(9,054)	$(68,031)

Basic and diluted net loss per common share	$(0.11)	$(0.84)

Weighted average shares - basic and diluted	81,913	80,872

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended December 31,
	2013	2012

Net product sales and services revenue	$3,002,213	$2,790,249
License and royalty revenue	27,229	28,576

Net revenue	3,029,442	2,818,825
Cost of net revenue	1,527,703	1,390,503

Gross profit	1,501,739	1,428,322
Gross margin	50%	51%

Operating expenses:
Research and development	160,802	183,001
Selling, general and administrative	1,201,061	1,136,189
Loss on disposition	5,124	—

Operating income	134,752	109,132
Interest and other income (expense), net	(268,784)	(230,603)

Loss before benefit for income taxes	(134,032)	(121,471)
Benefit for income taxes	(46,311)	(30,319)

Loss before equity earnings of unconsolidated entities, net of tax	(87,721)	(91,152)
Equity earnings of unconsolidated entities, net of tax	17,443	13,245

Net loss	(70,278)	(77,907)
Less: Net income attributable to non-controlling interests	976	275

Net loss attributable to Alere Inc. and Subsidiaries	(71,254)	(78,182)

Preferred stock dividends	(21,293)	(21,293)

Net loss available to common stockholders	$(92,547)	$(99,475)

Basic and diluted net loss per common share	$(1.13)	$(1.23)

Weighted average shares - basic and diluted	81,542	80,587

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$361,908	$328,346
Restricted cash	6,373	3,076
Marketable securities	858	904
Accounts receivable, net	548,729	524,332
Inventories, net	364,185	337,121
Prepaid expenses and other current assets	190,361	212,958

Total current assets	1,472,414	1,406,737

PROPERTY, PLANT AND EQUIPMENT, NET	545,164	534,469
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	4,835,004	4,919,081
RESTRICTED CASH - NON-CURRENT	29,370	—
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	178,862	207,641

Total assets	$7,060,814	$7,067,928

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portions of long-term debt and capital lease obligations	$55,967	$66,916
Other current liabilities	617,219	581,893

Total current liabilities	673,186	648,809

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	3,787,195	3,641,592
	329,249	428,188
Other long-term liabilities	188,336	166,635

Total long-term liabilities	4,304,780	4,236,415

TOTAL EQUITY	2,082,848	2,182,704

Total liabilities and equity	$7,060,814	$7,067,928

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended December 31,
	2013	2012
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$39,560	$988

Adjustment related to acquired software license contracts	470	783
Amortization of acquisition-related intangible assets	81,240	104,941
Restructuring charges	7,736	10,193
Stock-based compensation expense	6,748	3,796
Compensation charges associated with acquisition-related contingent consideration obligations	762	—
Acquisition-related costs	1,315	3,575
Fair value adjustments to acquisition-related contingent consideration	(959)	10,174
Non-cash charge associated with acquired inventory	624	—
Costs associated with proxy contest	58	—
Costs associated with potential business dispositions	6,134	—
Loss (adjustment) on disposition	(761)	—

Non-GAAP adjusted operating income	$142,927	$134,450

	Three Months Ended December 31,
	2013	2012
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(9,054)	$(68,031)

Adjustment related to acquired software license contracts	470	783
Amortization of acquisition-related intangible assets	81,182	105,127
Restructuring charges	7,819	10,312
Stock-based compensation expense	6,748	3,796
Compensation charges associated with acquisition-related contingent consideration obligations	762	—
Acquisition-related costs	1,315	3,575
Fair value adjustments to acquisition-related contingent consideration	(959)	10,174
Non-cash charge associated with acquired inventory	624	—
Costs associated with proxy contest	58	—
Costs associated with potential business dispositions	6,134	—
Loss (adjustment) on disposition	(761)	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	364	991

Interest accretion associated with acquisition-related compensation charges	99	—
Expense associated with extinguishment of debt	—	23,235
Income tax effects on items above	(35,537)	(43,656)

Non-GAAP adjusted net income available to common stockholders	$59,264	$46,306

Net loss per diluted common share	$(0.11)	$(0.84)

Non-GAAP adjusted net income per diluted common share	$0.68	$0.55

Weighted average shares - diluted	81,913	80,872

Non-GAAP adjusted weighted average shares - diluted	96,636	94,747

(1)	In calculating “non-GAAP adjusted operating income” and “non-GAAP adjusted net income”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Year Ended December 31,
	2013	2012
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$134,752	$109,132

Adjustment related to acquired software license contracts	2,240	4,100
Amortization of acquisition-related intangible assets	318,513	347,108
Restructuring charges	27,366	20,325
Stock-based compensation expense	21,210	15,665
Compensation charges associated with acquisition-related contingent consideration obligations	2,794	—
Acquisition-related costs	3,087	9,669
Fair value adjustments to acquisition-related contingent consideration	18,036	(6,608)
Non-cash charge associated with acquired inventory	2,504	4,681
Costs associated with proxy contest	5,525	—
Costs associated with potential business dispositions	6,134	—
Loss on disposition	5,124	—

Non-GAAP adjusted operating income	$547,285	$504,072

	Year Ended December 31,
	2013	2012
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(92,547)	$(99,475)

Adjustment related to acquired software license contracts	2,240	4,100
Amortization of acquisition-related intangible assets	318,715	347,976
Restructuring charges	27,677	20,602
Stock-based compensation expense	21,210	15,665
Compensation charges associated with acquisition-related contingent consideration obligations	2,794	—
Acquisition-related costs	3,087	9,669
Fair value adjustments to acquisition-related contingent consideration	18,036	(6,608)
Costs associated with proxy contest	5,525	—
Costs associated with potential business dispositions	6,134	—
Loss on disposition	5,124	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	2,490	4,951

Interest accretion associated with acquisition-related compensation charges	357	—
Non-cash write-off of an investment	5,110	—

Bargain purchase gain associated with the acquisition of the Liberty business	(8,023)	—
Expense associated with extinguishment of debt	35,767	23,235
Non-cash charge associated with acquired inventory	2,504	4,681
Income tax effects on items above	(148,273)	(136,684)

Non-GAAP adjusted net income available to common stockholders	$207,927	$188,112

Net loss per diluted common share	$(1.13)	$(1.23)

Non-GAAP adjusted net income per diluted common share	$2.41	$2.25

Weighted average shares - diluted	81,542	80,587

Non-GAAP adjusted weighted average shares - diluted	95,952	94,572

(1)	In calculating “non-GAAP adjusted operating income” and “non-GAAP adjusted net income”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Selected Consolidated Revenues by Business Area (1)

(in thousands)

Professional Diagnostics Segment	Q4 2013	YTD 2013	Q4 2012	YTD 2012	% Change Q4 13 v. Q4 12	% Change YTD 13 v. YTD 12
Cardiology	$113,632	$463,281	$116,740	$503,534	-3%	-8%
Infectious disease	202,923	723,213	190,552	615,950	6%	17%
Toxicology	151,258	632,727	149,525	587,261	1%	8%
Diabetes	47,350	225,488	43,813	144,441	8%	56%
Other (1)	85,504	321,495	83,510	314,030	2%	2%

Professional diagnostics net product sales and services revenue (1)	600,667	2,366,204	584,140	2,165,216	3%	9%
License and royalty revenue	13,415	24,933	15,843	24,676	-15%	1%

Professional diagnostics net revenue	$614,082	$2,391,137	$599,983	$2,189,892	2%	9%

Health Information Solutions Segment	Q4 2013	YTD 2013	Q4 2012	YTD 2012	% Change Q4 13 v. Q4 12	% Change YTD 13 v. YTD 12
Disease and case management	$51,902	$215,160	$53,101	$218,378	-2%	-1%
Wellness	25,888	101,642	23,753	104,634	9%	-3%
Women’s & children’s health	26,739	113,506	30,039	120,259	-11%	-6%
Patient self-testing services	25,483	102,919	24,077	92,151	6%	12%

Health information solutions net revenue	$130,012	$533,227	$130,970	$535,422	-1%	0%

(1)	Revenues are presented in accordance with generally accepted accounting principles and exclude an adjustment of $0.5 million and $0.8 million related to acquired software license contracts which were not recognized during the three months ended December 31, 2013 and 2012, respectively, and $2.2 million and $4.1 million during the year ended December 31, 2013 and 2012, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Three Months Ended December 31, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$614,082	$130,012	$28,232	$—	$772,326
Adjustment related to acquired software license contracts (1)	470	—	—	—	470

Non-GAAP adjusted net revenue	$614,552	$130,012	$28,232	$—	$772,796

Operating income (loss)	$70,161	$(10,146)	$3,091	$(23,546)	$39,560
Adjustment related to acquired software license contracts (1)	470	—	—	—	470
Amortization of acquisition-related intangible assets	69,894	10,888	458	—	81,240
Restructuring charges	3,444	4,292	—	—	7,736
Stock-based compensation expense	—	—	—	6,748	6,748
Compensation charges associated with acquisition-related contingent consideration obligations	762	—	—	—	762
Non-cash charge associated with acquired inventory	624	—	—	—	624
Acquisition-related costs	—	—	—	1,315	1,315

Fair value adjustments to acquisition-related contingent consideration	(2,859)	1,700	—	200	(959)

Costs associated with proxy contest	—	—	—	58	58

Costs associated with potential business dispositions	6,134	—	—	—	6,134

Loss (adjustment) on disposition	(761)	—	—	—	(761)

Non-GAAP adjusted operating income (loss)	$147,869	$6,734	$3,549	$(15,225)	$142,927

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	24.1%	5.2%	12.6%		18.5%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the fourth quarter of 2013 due to business combination accounting rules

	For the Three Months Ended December 31, 2012
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$599,983	$130,970	$24,810	$—	$755,763
Adjustment related to acquired software license contracts (1)	783	—	—	—	783

Non-GAAP adjusted net revenue	$600,766	$130,970	$24,810	$—	$756,546

Operating income (loss)	$41,028	$(27,052)	$5,026	$(18,014)	$988
Adjustment related to acquired software license contracts (1)	783	—	—	—	783
Amortization of acquisition-related intangible assets	91,960	13,724	(743)	—	104,941
Restructuring charges	3,375	6,852	—	(34)	10,193
Stock-based compensation expense	—	—	—	3,796	3,796
Acquisition-related costs	—	—	—	3,575	3,575

Fair value adjustments to acquisition-related contingent consideration	7,014	3,860	—	(700)	10,174

Non-GAAP adjusted operating income (loss)	$144,160	$(2,616)	$4,283	$(11,377)	$134,450

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	24.0%	-2.0%	17.3%		17.8%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the fourth quarter of 2012 due to business combination accounting rules

Comments:

In calculating “adjusted operating income (loss)” in the schedule presented above, the Company excludes from operating income (loss) (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income (loss) allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income (loss) for the costs associated with litigation, including payments made or received through settlements. It should be noted that “adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income (loss) as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Year Ended December 31, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$2,391,137	$533,227	$105,078	$—	$3,029,442
Adjustment related to acquired software license contracts (1)	2,240	—	—	—	2,240

Non-GAAP adjusted net revenue	$2,393,377	$533,227	$105,078	$—	$3,031,682

Operating income (loss)	$256,086	$(43,001)	$12,122	$(90,455)	$134,752
Adjustment related to acquired software license contracts (1)	2,240	—	—	—	2,240
Amortization of acquisition-related intangible assets	271,711	44,891	1,911	—	318,513
Restructuring charges	12,606	14,760	—	—	27,366
Stock-based compensation expense	—	—	—	21,210	21,210
Compensation charges associated with acquisition-related contingent consideration obligations	2,794	—	—	—	2,794
Non-cash charge associated with acquired inventory	2,504	—	—	—	2,504
Acquisition-related costs	—	—	—	3,087	3,087

Fair value adjustments to acquisition-related contingent consideration	10,050	6,886	—	1,100	18,036

Costs associated with proxy contest	—	—	—	5,525	5,525

Costs associated with potential business dispositions	6,134	—	—	—	6,134

Loss on disposition	5,124	—	—	—	5,124

Non-GAAP adjusted operating income (loss)	$569,249	$23,536	$14,033	$(59,533)	$547,285

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.8%	4.4%	13.4%		18.1%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the year ended December 31, 2013 due to business combination accounting rules

	For the Year Ended December 31, 2012
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$2,189,892	$535,422	$93,511	$—	$2,818,825
Adjustment related to acquired software license contracts (1)	4,100	—	—	—	4,100

Non-GAAP adjusted net revenue	$2,193,992	$535,422	$93,511	$—	$2,822,925

Operating income (loss)	$237,754	$(73,431)	$12,707	$(67,898)	$109,132
Adjustment related to acquired software license contracts (1)	4,100	—	—	—	4,100
Amortization of acquisition-related intangible assets	289,033	56,869	1,206	—	347,108
Restructuring charges	11,124	9,203	—	(2)	20,325
Stock-based compensation expense	—	—	—	15,665	15,665
Non-cash charge associated with acquired inventory	4,681	—	—	—	4,681
Acquisition-related costs	—	—	—	9,669	9,669

Fair value adjustments to acquisition-related contingent consideration	(15,688)	8,727	—	353	(6,608)

Non-GAAP adjusted operating income (loss)	$531,004	$1,368	$13,913	$(42,213)	$504,072

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	24.2%	0.3%	14.9%		17.9%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the year ended December 31, 2012 due to business combination accounting rules

Comments:

In calculating “adjusted operating income (loss)” in the schedule presented above, the Company excludes from operating income (loss) (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income (loss) allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income (loss) for the costs associated with litigation, including payments made or received through settlements. It should be noted that “adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income (loss) as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012

Net revenue	$772,326	$755,763
Adjustment related to acquired software license contracts	470	783

Non-GAAP adjusted net revenue	$772,796	$756,546

Cost of net revenue	$387,977	$381,895
Less adjustments:
Amortization of acquisition-related intangible assets	(17,656)	(20,658)
Restructuring charges	(2,957)	(1,044)
Stock-based compensation expense	(329)	(262)
Non-cash charge associated with acquired inventory	(624)	—

Non-GAAP adjusted cost of net revenue	$366,411	$359,931

Non-GAAP adjusted gross profit	$406,385	$396,615

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012

Research and development	$38,350	$62,992
Less adjustments:
Amortization of acquisition-related intangible assets	(1,206)	(21,643)
Restructuring charges	(50)	(640)
Stock-based compensation expense	(1,413)	(771)

Non-GAAP adjusted research and development	$35,681	$39,938

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012

Selling, general and administrative	$307,200	$309,888
Less adjustments:
Amortization of acquisition-related intangible assets	(62,378)	(62,640)
Restructuring charges	(4,729)	(8,509)
Stock-based compensation expense	(5,006)	(2,763)
Compensation charges associated with acquisition-related contingent consideration obligations	(762)	—
Acquisition-related costs	(1,315)	(3,575)
Fair value adjustments to acquisition-related contingent consideration	959	(10,174)
Costs associated with proxy contest	(58)	—
Costs associated with potential business dispositions	(6,134)	—

Non-GAAP adjusted selling, general and administrative	$227,777	$222,227

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012
Loss (adjustment) on disposition	$(761)	$—
Loss (adjustment) on disposition	761	—

Non-GAAP adjusted loss on disposition	$—	$—

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012

Interest and other income (expense), net	$(57,236)	$(84,054)
Less adjustments:
Restructuring charges	83	119

Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	364	991

Interest accretion associated with acquisition-related compensation charges	99	—
Expense associated with extinguishment of debt	—	23,235

Non-GAAP adjusted interest and other income (expense), net	$(56,690)	$(59,709)

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012

Benefit for income taxes	$(10,159)	$(17,698)
Add: Income tax effects on Non-GAAP adjustments	35,586	43,660

Non-GAAP adjusted provision for income taxes	$25,427	$25,962

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012

Equity earnings of unconsolidated entities, net of tax	$4,205	$2,828
Less adjustments:
Amortization of acquisition-related intangible assets	146	213
Income tax effects on items above	—	2

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$4,351	$3,039

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012

Net revenue	$3,029,442	$2,818,825
Adjustment related to acquired software license contracts	2,240	4,100

Non-GAAP adjusted net revenue	$3,031,682	$2,822,925

Cost of net revenue	$1,527,703	$1,390,503
Less adjustments:
Amortization of acquisition-related intangible assets	(72,164)	(72,276)
Restructuring charges	(7,865)	(3,113)
Stock-based compensation expense	(1,126)	(1,063)
Non-cash charge associated with acquired inventory	(2,504)	(4,681)

Non-GAAP adjusted cost of net revenue	$1,444,044	$1,309,370

Non-GAAP adjusted gross profit	$1,587,638	$1,513,555

	Year Ended December 31, 2013	Year Ended December 31, 2012

Research and development	$160,802	$183,001
Less adjustments:
Amortization of acquisition-related intangible assets	(4,935)	(26,858)
Restructuring charges	(1,795)	(1,278)
Stock-based compensation expense	(4,054)	(3,150)

Non-GAAP adjusted research and development	$150,018	$151,715

	Year Ended December 31, 2013	Year Ended December 31, 2012

Selling, general and administrative	$1,201,061	$1,136,189
Less adjustments:
Amortization of acquisition-related intangible assets	(241,414)	(247,974)
Restructuring charges	(17,706)	(15,934)
Stock-based compensation expense	(16,030)	(11,452)
Compensation charges associated with acquisition-related contingent consideration obligations	(2,794)	—
Acquisition-related costs	(3,087)	(9,669)
Fair value adjustments to acquisition-related contingent consideration	(18,036)	6,608
Costs associated with proxy contest	(5,525)	—
Costs associated with potential business dispositions	(6,134)	—

Non-GAAP adjusted selling, general and administrative	$890,335	$857,768

	Year Ended December 31, 2013	Year Ended December 31, 2012
Loss on disposition	$5,124	$—
Loss on disposition	(5,124)	—

Non-GAAP adjusted loss on disposition	$—	$—

	Year Ended December 31, 2013	Year Ended December 31, 2012

Interest and other income (expense), net	$(268,784)	$(230,603)
Less adjustments:
Restructuring charges	311	277
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	2,490	4,951

Interest accretion associated with acquisition-related compensation charges	357	—
Non-cash write-off of an investment	5,110	—

Bargain purchase gain associated with the acquisition of the Liberty business	(8,023)	—
Expense associated with extinguishment of debt	35,767	23,235

Non-GAAP adjusted interest and other income (expense), net	$(232,772)	$(202,140)

	Year Ended December 31, 2013	Year Ended December 31, 2012

Benefit for income taxes	$(46,311)	$(30,319)
Add: Income tax effects on Non-GAAP adjustments	148,365	136,700

Non-GAAP adjusted provision for income taxes	$102,054	$106,381

	Year Ended December 31, 2013	Year Ended December 31, 2012

Equity earnings of unconsolidated entities, net of tax	$17,443	$13,245
Less adjustments:
Amortization of acquisition-related intangible assets	594	977
Income tax effects on items above	—	9

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$18,037	$14,213